SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
--------------------------------------------------------------------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2002

                NEXGEN VISION, INC. (formerly K-1 BUILDERS, INC.)
                 (Name of Small Business issuer in its charter)


         DELAWARE                        333-46682               87-0659918
         --------                        ---------               ----------
(State or other jurisdiction of    (Commission file No.)       (IRS Employer
  incorporation or organization)                             Identification No.)

                            1535 Oak Industrial Lane
                                     Suite F
                             Cumming, Georgia 30041
           (Address of principal executive offices including zip code)

                                 (770) 886-3200
               (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 1, 2002, the Company dismissed its certifying accountant, Robison Hill & Co. ("Robison, Hill"). Robison, Hill's reports on the financial statements for the year ended August 31, 2001 and the period August 22, 2000 (date of inception) through August 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the year ended August 31, 2001 and the period August 22, 2000 (date of inception) through August 31, 2000, and the subsequent interim period through July 1, 2002 the Company has not had any disagreements with Robison, Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Stefanou & Company LLP ("Stefanou") as its certifying accountant as of July 1, 2002 for the Company's fiscal year ending August 31, 2002. The Company has not consulted Stefanou previously.

Robison, Hill's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)         Financial Statements of Business Acquired.

                      Cobra Vision, Inc.

          (b)         Pro Forma Financial Information.

          (c)         Exhibits

                      Exhibit No.                Exhibit
                      -----------                -------

                         16 Letter from Robinson, Hill & Co. on change of independent accountants.

ITEM 8.  CHANGE IN YEAR END

On July 1, 2002, the Board of Directors of the Company approved the change of the Company's fiscal year end from August 31 to September 30. The Company does not intend to file a Form 10QSB for the "transition period", as the Current Report on Form 8-K, dated on April 22, 2002 and amended July 8, 2002, covers the transition period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEXGEN VISION, INC.



Dated:  July 8, 2002              By: /s/ Gary Lafferty
                                     ---------------------
                                          Gary Lafferty, Chief Executive Officer

                          Index to Financial Statements

                                                                                                                        Page
                                                                                                                        ----

                               Cobra Vision, Inc

Report of Independent Certified Public Accountants                                                                       F-2
Balance Sheets at December 31, 2001 and 2000                                                                             F-3
Statements of Losses for the two years ended December 31, 2001 and 2000                                                  F-4
Statements of Deficiency in Stockholders' Equity for the two years ended December 31, 2001 and 2000                      F-5
Statements of Cash Flows for the two years ended December 31, 2001 and 2000                                              F-6
Notes to Financial Statements                                                                                            F-7-F-20


Condensed Balance Sheet at March 31, 2002                                                                                F-21
Condensed Statements of Losses for the three months ended March 31, 2002 and 2001                                        F-22
Condensed Statements of Cash Flows for the three months ended March 31, 2002 and 2001                                    F-23
Notes to Condensed Financial Statements                                                                                  F-24-F-25


                         FB OPTICAL MANUFACTURING, Inc.

Report of Independent Certified Public Accountants                                                                       F-26
Balance Sheet at June 30, 2001                                                                                           F-27
Statements of Losses for the periods  March 6, 2001 to June 30, 2001,
   July 1, 2000 to March 5, 2001, and July 1, 1999 to June 30, 2000                                                      F-28
Statements  of  Stockholders' Equity for the period  March 6, 2001 to June 30, 2001                                      F-29
Statements of Cash Flows for the periods March 6, 2001 to June 30, 2001,
   July 1, 2000 to March 5, 2001, and July 1, 1999 to June 30, 2000                                                      F-30
Notes to Financial Statements                                                                                            F-31-F-40

                               Nexgen Merger, Inc.
                   (Formerly FB Optical Manufacturing, Inc.)

Condensed Balance Sheet at March 31, 2002                                                                                F-41
Condensed Statements of Losses for the three months ended March 31, 2002 and 2001, for the nine months ending March 31, 2002, for the period from March 6, 2001 to
   March 31, 2001 and for the period July 1, 2001 to March 5, 2001                                                       F-42
Condensed Statements of Cash Flows for the nine month ended March 31, 2002, for the period March 6, 2001 to March 31, 2001, and for the period July 1, 2000
   to March 5, 2001                                                                                                      F-43
Notes to Condensed Financial Statements                                                                                  F-44-F-45

Unaudited Pro Forma Condensed Financial Information                                                                      F-46
Consolidated Pro Forma Unaudited Balance Sheet as of March 31, 2002                                                      F-47
Consolidated Pro Forma Unaudited Statement of Losses for the Three Months ended
    March 31, 2002                                                                                                       F-48
Consolidated Pro Forma Unaudited Statement of Losses for the Year ended
   December 31, 2001                                                                                                     F-49
Notes to Consolidated Pro Forma Unaudited Financial Statements                                                           F-50

                             STEFANOU & COMPANY, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                  703-448-9200
                               703-448-3515 (fax)

                                                                Philadelphia, PA


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------


The Board of Directors
Cobra Vision, Inc.
Cumming, Georgia

We have audited the accompanying balance sheets of Cobra Vision, Inc. (the "Company") as of December 31, 2001 and 2000, and the related statements of loss, stockholders' equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cobra Vision, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note M to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note M. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                              /s/ STEFANOU & COMPANY, LLP
                                              ---------------------------
                                                Stefanou & Company, LLP
                                              Certified Public Accountants
McLean, Virginia
May 29, 2002

                               COBRA VISION, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2001 and 2000

                                                                            2001           2000
                                                                         -----------    -----------
                                     ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                            $    75,822    $   136,848
    Accounts receivable, net of allowance for doubtful accounts of
         $30,000 and $20,000 in 2001 and 2000, respectively                  304,583        180,303
    Receivable from shareholder (Note L)                                        --          127,099
     Inventories, net                                                        582,762        841,879
                                                                         -----------    -----------
         Total current assets                                                963,167      1,286,129

Property, plant and equipment, net of accumulated depreciation of            115,678        111,656
         $72,964 and $43,340 in 2001 and 2000, respectively (Note B)
Intangibles, net of accumulated amortization of $634 and $434 in 2001
         and 2000, respectively (Note C)                                       2,366          2,566
                                                                         -----------    -----------
                                                                         $ 1,081,211    $ 1,400,351
                                                                         ===========    ===========

               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                     $ 2,426,979    $ 1,327,751
    Accrued liabilities (Note I)                                             102,884         18,915
    Advances from related parties (Note D)                                   998,096        869,690
    Line of credit (Note E)                                                  550,000        426,200
                                                                         -----------    -----------
        Total current liabilities                                          4,077,959      2,642,556

Commitments and contingencies (Notes J and N)                                   --             --

DEFICIENCY IN STOCKHOLDERS' EQUITY (Note F):
    Common stock, no par value; 100,000 shares authorized,
         3,733 and 4,141 shares issued and outstanding at December 31,
         2001 and 2000, respectively                                         253,017        303,017
    Additional paid-in capital                                                50,000           --
    Accumulated deficit                                                   (3,299,765)    (1,545,222)
                                                                         -----------    -----------
       Total deficiency in stockholders' equity                           (2,996,748)    (1,242,205)
                                                                         -----------    -----------
                                                                         $ 1,081,211    $ 1,400,351
                                                                         ===========    ===========

                 See accompanying notes to financial statements

                               COBRA VISION, INC.
                              STATEMENTS OF LOSSES
               FOR THE TWO YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                           2001          2000
                                                                       -----------    -----------
REVENUES:
    Net sales                                                          $ 2,256,531    $ 1,154,372
    Cost of sales                                                        2,047,014        934,656
                                                                       -----------    -----------
          Gross Profit                                                     209,517        219,716


OPERATING EXPENSES:
   Selling, general and administrative                                   1,608,782        929,473
   Research and development                                                268,000         18,000
   Depreciation and amortization                                            29,824         22,257
                                                                       -----------    -----------
   Total Operating Expenses                                             (1,906,606)      (969,730)

                                LOSS FROM OPERATIONS                    (1,697,089)      (750,014)

   Interest (expense), net                                                 (57,454)       (37,432)
                                                                       -----------    -----------

Net loss before income taxes                                            (1,754,543)      (787,446)

Income (taxes) benefit                                                        --             --
                                                                       -----------    -----------
                                NET LOSS                               $(1,754,543)   $  (787,446)
                                                                       ===========    ===========

Net loss per common share (basic and assuming dilution) (see Note H)   $      (440)   $      (190)
                                                                       ===========    ===========

Weighted average common shares outstanding                                   3,988          4,141



                 See accompanying notes to financial statements

                               COBRA VISION, INC.
           STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY FOR THE TWO
                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                             Additional
                                      Common Stock            paid-in      Accumulated
                                  Shares         Amount       capital        deficit        Total
                               -----------    -----------    -----------   -----------    -----------

Balance at December 31, 1999         4,141    $   303,017    $      --     $  (757,776)   $  (454,759)
Net loss                              --             --             --        (787,446)      (787,446)
                               -----------    -----------    -----------   -----------    -----------
Balance at December 31, 2000         4,141        303,017           --      (1,545,222)   $(1,242,205)
                               -----------    -----------    -----------   -----------    -----------
Cancellation of common stock          (408)       (50,000)        50,000          --             --
Net loss                              --             --             --      (1,754,543)    (1,754,543)
                               -----------    -----------    -----------   -----------    -----------
Balance at December 31, 2001         3,733    $   253,017    $    50,000   $(3,299,765)   $(2,996,748)
                               ===========    ===========    ===========   ===========    ===========


                 See accompanying notes to financial statements

                               Cobra Vision, Inc.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                            2001          2000
                                                        -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                $(1,754,543)   $  (787,446)
Adjustments to reconcile net loss to net cash used in
    operating activities:
Depreciation and amortization                                29,824         22,257
INCREASE (DECREASE) IN CASH RESULTING FROM
CHANGES IN:
Accounts receivable, net                                    (72,780)       (67,360)
Other receivables                                            75,599        (17,705)
Inventories, net                                            259,117       (644,031)
Accounts payable                                          1,099,228        824,147
Accrued liabilities                                          83,969         13,811
                                                        -----------    -----------
Net cash used in operating activities                      (279,586)      (656,327)
                                                        -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment                   (33,646)       (31,711)
                                                        -----------    -----------
Net cash used in investing activities                       (33,646)       (31,711)
                                                        -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds form shareholders' loans, net                      128,406        522,455
Proceeds from Bank Line of Credits, net                     123,800        284,571
                                                        -----------    -----------
Net cash provided by financing activities                   252,206        807,026
                                                        -----------    -----------

Net (decrease) increase in cash and cash equivalents        (61,026)       118,988
   Cash and cash equivalents at beginning of period         136,848         17,860
                                                        -----------    -----------
   Cash and cash equivalents at end of period           $    75,822    $   136,848
                                                        ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for interest               $    45,792    $    50,361
   Cash paid during the year for income taxes                    --             --



                 See accompanying notes to financial statements

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

Cobra Vision, Inc. (the "Company" or "Cobra Vision"), formerly J&G Publications, Inc., was incorporated on March 31, 1997 under the laws of the State of Georgia and is a distributor of ophthalmic polycarbonate lenses used in eyeglasses. In addition to lens sales and distribution, the Company also conducts operations in research and development, in casting and print coat sales, in photochromic lens distribution, and in licensing proprietary technologies relating to the ophthalmic field.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results may differ from those estimates.

Going Concern
-------------

The financial statements have been prepared on a going concern basis, and do not reflect any adjustments related to the uncertainty surrounding the Company's recurring losses or accumulated deficit. See Note M to the financial statements.

Liquidity
---------

As reflected in the accompanying financial statements, the Company incurred net losses of $1,754,543 and $787,446 for the years ended December 31, 2001 and 2000, respectively, and has an accumulated deficit of $3,299,765 as of December 31, 2001. In addition, the Company's current liabilities exceeded its current assets by $3,114,792 as of December 31, 2001.

Revenue Recognition
-------------------

The Company recognizes sales when lens products are shipped. Sales returns are recognized at the time of return and sales discounts are recognized at the time of shipment.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Research and Development Costs
------------------------------

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs." Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Total research and development costs are $268,000 and $18,000 in 2001 and 2000, respectively, and have been charged to operations in the period incurred.

Property, Plant and Equipment
-----------------------------

Property, plant and equipment are recorded at the cost of purchase and depreciated over their estimated useful lives on a straight-line basis. Estimated useful lives of major depreciable assets are as follows:

Leasehold improvements                            10 years
Furniture and fixtures                            7 years
Computer Equipment                                5 years
Software                                          3 years

Income Taxes
------------

Deferred income taxes are provided using the asset and liability method for financial reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are recognized for temporary differences between the tax bases of assets and liabilities and their carrying values for financial reporting purposes, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Inventories
-----------

Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value) and consist of the following at December 31, 2001 and 2000:

                                           2001          2000
                                        --------      ----------
              Finished goods            $ 582,762     $  841,879
                                        =========     ==========


Long-Lived Assets
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of applicable government mandated insurance limit. Concentrations of credit risk with respect to trade receivables are limited to the large number of customers comprising the Company's customer base. The Company's customers are concentrated primarily in the lens industry and it periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $30,000 and $ 20,000 at December 31, 2001 and 2000, respectively.

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value of certain financial instruments. The carrying value of cash and cash equivalents, accounts receivable, accounts payable and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments.

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses as incurred. For the years ended December 31, 2001 and 2000, advertising costs were not material to the statement of operations.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Stock Based Compensation
------------------------

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the pro forma disclosure requirements.

Pension Plans and Other Post Employment Benefits
------------------------------------------------

Statement of Financial Accounting Standards No. 132 ("SFAS 132"), "Employer's Disclosures about Pension and Other Post Employment Benefits," establishes disclosure requirements regarding pension and post employment obligations. SFAS 132 does not affect the Company as of December 31, 2001 and 2000.

Net Income (Loss) Per Share
---------------------------

The Company computes net income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share." Under the provisions of SFAS 128, basic net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and dilutive potential common shares outstanding during the period. As the Company had net losses during the periods presented, basic and diluted net income (loss) per share are the same.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company has no items of comprehensive income to report.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the year ended December 31, 1999. SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

Reclassifications
-----------------

Certain reclassifications have been made in prior years' financial statements to conform to classifications used in the current year.

Recent Accounting Pronouncements
--------------------------------

In March 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25." FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock options or awards, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141 ("FAS 141"), "Business Combinations," and Statement of Financial Accounting Standards No. 142 ("FAS 142"), Goodwill and Other Intangible Assets. FAS 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. FAS 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangibles subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt FAS 141 and FAS 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. The Company does not believe that the adoption of FAS 141 or 142 will have a material impact on its financial statements.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 ("FAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes Statement of Financial Accounting Standards No. 121 ("FAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" and related literature and establishes a single accounting model, based on the framework established in FAS 121, for long-lived assets to be disposed of by sale. The Company is required to adopt FAS 144 no later than January 1, 2002. The Company does not believe that the adoption of FAS 144 will have a material impact on its financial statements.

NOTE B - PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment at December 31, 2001 and 2000 consists of the following:

                                                      2001               2000
                                                   ---------          ---------
Furniture & Fixtures                               $  93,411          $  80,412
Leasehold Improvements                                17,215             17,215
Computer Software                                     27,498             12,909
Computer Equipment                                    50,518             44,460
                                                   ---------          ---------
   Total                                             188,642            154,996
Accumulated Depreciation                             (72,964)           (43,340)
                                                   ---------          ---------
                                                   $ 115,678          $ 111,656
                                                   =========          =========

Depreciation expense included as a charge to income amounted to $ 29,624 and $22,057 for the years ended December 31, 2001 and 2000, respectively.


NOTE C - INTANGIBLE ASSETS

The costs and accumulated amortization of intangible assets at December 31, 2001 and 2000 are summarized as follows:

                                                        2001              2000
                                                       -------          -------
Trademark                                              $ 3,000          $ 3,000
Less:  accumulated amortization                           (634)            (434)
                                                       -------          -------
Intangible assets, net                                 $ 2,366          $ 2,566
                                                       =======          =======

Amortization expense included as a charge to income amounted to $200 for the years ended December 31, 2001 and 2000, respectively.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE D - ADVANCES FROM RELATED PARTIES

Advances from related parties at December 31, 2001 and 2000 are as follows:

                                                                                      2001             2000
    Series of advances unsecured and payable on demand to Company officer,
    accrues interest at 0% per annum (see Note L)                                  $ 10,229          $ 10,229
    Series of advances unsecured and subordinate to the Bank Line of
    Credit, payable on demand to Company shareholder, accrues interest
    at 0% per annum (see Notes L and N)                                             987,868           859,461
                                                                                   --------         ---------
                                                                                   $998,097         $ 869,690
                                                                                   ========         =========

NOTE E - LINE OF CREDIT

                                                                                      2001             2000
    Bank Line of Credit, secured by receivables, inventory, property, plant, equipment, real property owned by a significant shareholder, and life insurance on the Company's Chief Executive Officer, line cannot exceed $300,000 through January 11, 2001 and subsequently amended to
    $550,000, accrues interest at an annual rate of prime plus 1 %, to be repaid by August 5, 2002. The line of credit is personally guaranteed by the Company's Chief Executive Officer and principal shareholder (see
    Note N))                                                                        550,000       $   297,000
    Bank  Line of Credit, secured by corporate assets, line
    cannot exceed $150,250, accrues interest at an annual
    rate of 9.5 %, to be repaid by January 1, 2001. The line
    of credit is personally guaranteed by the Company's
    Chief Executive Officer and principal shareholder                                    --           129,200
                                                                                   --------         ---------
    Less Current Portion                                                           (550,000)         (426,200)
                                                                                   $     --         $      --
                                                                                   ========         =========

NOTE F - CAPITAL STOCK

The Company is authorized to issue 100,000 shares of common stock with no par value per share. As of December 31, 2001 the Company has issued and outstanding 3,733 shares of common stock (see Note N).

In August 2001, the Company reacquired 408 shares of common stock from a shareholder at no cost and the Company subsequently cancelled the shares.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE G - INCOME TAXES

Financial Accounting Standard No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At December 31, 2001, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $1,122,000, expiring the year 2021, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.

Components of deferred tax assets as of December 31, 2001 are as follows:

                Non current:
                Net operating loss carryforward
                                                                  $  1,122,000
                Valuation allowance                                 (1,122,000)
                                                                  ------------
                Net deferred tax asset                            $         --
                                                                  ============


NOTE H - LOSSES PER COMMON SHARE

The following table presents the computation of basic and diluted loss per share:

                                                        2001           2000
                                                        ----           ----
         Net loss available for common shareholders  $(1,754,543)   $  (787,446)
                                                     ===========    ===========
         Basic and fully diluted loss per share      $      (440)   $      (190)
                                                     ===========    ===========
         Weighted average common shares outstanding        3,988          4,141
                                                     ===========    ===========

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE I - ACCRUED LIABILITIES

Accrued liabilities at December 31, 2001 and 2000 are as follows:

                                                  2001           2000
                                                --------       --------
            Accrued salaries                    $ 32,870       $  8,402
            Accrued interest                      17,260             --
         Payroll tax liability                    52,754         10,513
                                                --------       --------
                 Total                          $102,884       $ 18,915
                                                ========       ========


NOTE J- COMMITMENTS AND CONTINGENCIES

Lease Commitments
-----------------

The Company leases office and distribution space for its corporate offices in Cumming, Georgia on a month to month basis.

Rent expense included as a charge to income amounted to $51,105 and $46,620 for the years ended December 31, 2001 and 2000, respectively.

License Agreement
-----------------

In September 2001, the Company executed a License Agreement with Technology Resource International Corporation ("TRIC"), a research and development company experienced in the development of a variety of areas of ophthalmic lens technology and the inventor and owner of a proprietary method for high-speed manufacture of spectacle lenses. TRIC granted the Company a non-exclusive, non-transferable worldwide license to all intellectual property rights related to spectacle lens equipment, products, accessories, and supplies. Under the License Agreement, the Company is obligated to pay TRIC $1,000,000 as a commitment fee with $250,000 due October 15, 2001, $250,000 due November 1, 2001, and $500,000 due no later than December 15, 2001.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE J- COMMITMENTS AND CONTINGENCIES (continued)

The License Agreement was modified in December 2001 and subsequently in April, 2002 deferring payment of the commitment fee as follows: $100,000 due on May 15, 2002, $250,000 due on June 1, 2002, $300,000 due on June 15, 2002, $300,000 due
on July 1, 2002, and the last payment of $50,000 is due on July 15, 2002. The Company is also required to pay ongoing royalties as follows: 25% of the gross profits derived from the sale of TRIC intellectual property licensed to Cobra Vision, 75% of any royalties, fees or other payments excluding fees relating to the sale of equipment and other tangible properties received from unaffiliated third parties, and minimum royalties that escalate and are payable quarterly.

Research and Development Agreement
----------------------------------

In September 2001, the Company executed a Research and Development Agreement ("R&D Agreement") with TRIC to retain TRIC for research and development services during the calendar years 2002 through 2006. During each calendar year, Cobra Vision may engage TRIC for up to 4,000 hours of research and development services pertaining to ophthalmic lenses and related equipment and accessories. The Company is required to pay TRIC a minimum of $600,000 throughout 2002 with $300,000 due on January 1, 2002, $100,000 due on April 1, 2002, $100,000 due on
July 1, 2002, and $100,000 due on October 1, 2002. Subsequent yearly fees are a minimum of $300,000 per calendar year. The Company may terminate the R&D Agreement after July 1, 2002 by a 90 day written notice.

The R&D Agreement was amended on April 10, 2002 to include the same terms as the original agreement except a revised fee structure. The Company is required to pay TRIC $600,000 throughout 2002 with $200,000 due on April 30, 2002, $200,000 due on May 15, 2002, $100,000 due on July 1, 2002 and $100,000 due on October 1, 2002. The April 30, 2002 payment of $200,000 has been made in full. The May 15, 2002 payment has not yet been made. The subsequent yearly minimum fee is $300,000 per calendar year. TRIC may charge a late payment fee of one percent per month on all past due balances.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000


NOTE J- COMMITMENTS AND CONTINGENCIES (continued)

Other
-----

In December 2001, the Company executed a Commitment Agreement and an Interim Distribution Agreement with Polylite Taiwan Co., Ltd. ("Polylite"), a supplier of polycarbonate lenses. The Commitment Agreement stipulates certain conditional and precedent obligations and covenants relating to a series of agreements ("Joint Venture Documents") between Cobra Vision and Polylite that will be executed. As a condition precedent to Polylite entering into the Joint Venture Documents, the Company is required to pay Polylite $600,000 by January 31, 2002. Furthermore, Cobra Vision is required to make monthly installments of $100,000 beginning on March 31, 2002 until all accounts payable due to Polylite are brought current and paid in full. As further inducement for Polylite to enter into the Interim Distribution Agreement and the Joint Venture Documents, Cobra agrees to pay a non-refundable commitment fee of $500,000 by April 30, 2002. This commitment fee will be applied as a credit towards fees required under the Joint Venture Documents.

In April 2002, a modified version of the Commitment Agreement replaced the original terms. As a condition precedent to Polylite entering into the Joint Venture Documents, the Company is required to pay Polylite $1,200,000 with the initial payment of $200,000 due April 30, 2002 and the final payment due July 31, 2002. Furthermore, Cobra Vision is required to make monthly installments of $200,000 beginning on August 31, 2002 until all accounts payable due to Polylite are brought current and paid in full. As further inducement for Polylite to enter into the Interim Distribution Agreement and the Joint Venture Documents, Cobra agrees to pay a non-refundable commitment fee of $50,000 by May 15, 2002. This commitment fee will be applied as a credit towards fees required under the Joint Venture Documents. The commitment fee has not been paid.

The Interim Distribution Agreement grants Cobra Vision distribution rights and a license and right to use Polylite's Trademarks; this agreement will be terminated upon the execution of the Joint Venture Distribution Agreement between Polylite and Cobra.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000


NOTE J- COMMITMENTS AND CONTINGENCIES (continued)

Litigation
----------

The Company is subject to legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE K - MAJOR CUSTOMERS AND SUPPLIERS

Revenue from three (3) major customers approximated $1,165,000 or 55% and $432,000 or 38% of sales for the years ended December 31, 2001 and 2000, respectively.

Accounts payable from one (1) major supplier approximated $1,097,000 or 83% and $2,011,000 or 83% of total accounts payable at December 31, 2001 and 2000, respectively.


NOTE L - RELATED PARTY TRANSACTIONS

A significant shareholder advanced funds in the form of non-interest bearing notes to the Company for working capital purposes. As of December 31, 2001 and 2000, the amount due to the significant shareholder is $987,868 and $859,461, respectively (see Notes D and N). The Company's Bank line of credit is guaranteed by the significant shareholder's real property; however, the Company is committed to remove the significant shareholder as a guarantor by August 1, 2002 (see Note D and N).

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE L - RELATED PARTY TRANSACTIONS (continued)

The Company's Vice President advanced funds to the Company for working capital purposes. As of December 31, 2001 and 2000, the amount due to the Company's Vice President is $10,229 (see Note D). No formal repayment terms or arrangements exist at December 31, 2001.

The Company advanced funds to the Company's Chief Executive Officer during the period from 1999 through 2000. In 2001, the outstanding receivable amount was charged as officer's salary expense in the statement of operations. The receivable amount was $0 and $127,099 at December 31, 2001 and 2000, respectively.

NOTE M - GOING CONCERN MATTERS

As reflected in the accompanying financial statements, the Company incurred net losses of $1,754,543 and $787,446 for the year ended December 31, 2001 and 2000, respectively, and has an accumulated deficit of $3,299,765 as of December 31, 2001. In addition, the Company has had negative cash flow from operating activities since inception. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

                               COBRA VISION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000



NOTE M - GOING CONCERN MATTERS (continued)

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

NOTE N - SUBSEQUENT EVENTS

On April 10, 2002, NexGen Merger, Inc. ("NexGen Merger"), a Company formed under the laws of the State of Delaware and which owned 18.75 % of the Company's common stock, entered into a share redemption and debt restructure agreement with the Company's remaining shareholders. The Company agreed to issue two (2) non-interest bearing promissory notes aggregating $1,000,000 in exchange for $987,868 previously advanced to the Company by the shareholders and redeem the shareholders' 3,033 shares of the Company's common stock. As a result of the transaction, the Company became a wholly-owned subsidiary of NexGen Merger, Inc.

The terms of the promissory notes require the Company to pay the former shareholders $250,000 on September 1, 2002 and the balance of $750,000 to be paid in 24 equal consecutive monthly installments commencing on October 1, 2002 and maturing in September 2004. In addition, NexGen Merger has committed to release one of the shareholders as a guarantor on the Company's Bank Line of Credit (see Note E). In connection with this commitment, an entity, which is owned by NexGen Merger's President and Vice President, and NexGen Merger's Chief Executive Officer have pledged all of their shares of class B common stock of NexGen Vision, Inc. (which constitute the control block) as a guarantee that the outstanding balance of the Company's Bank Line of Credit guaranteed by the former shareholder is paid in full or the guarantee removed by August 1, 2002. If by that time, the guarantee has not been removed, the shareholder may exercise his rights to the pledged shares.

On April 22, 2002, Nexgen Merger completed an Agreement and Plan of Merger ("Merger") with Nexgen Vision, Inc. (formerly K-1 Builders, Inc., or "Nexgen Vision"), an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Nexgen Merger shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Nexgen Vision was $22,888. Since its inception in August 2000, and up until the date of the Merger, Nexgen Vision was an inactive corporation with no significant assets and liabilities and no material operations.

                               COBRA VISION, INC.
                             CONDENSED BALANCE SHEET


                                                                  March 31, 2002
                                                                  --------------
                                 ASSETS                              Unaudited

 Total current assets                                                   906,009
 Total other assets                                                     187,295
                                                                    -----------
                                                                    $ 1,093,304
                                                                    ===========

      LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

Total current liabilities                                             4,457,720

Total deficiency in stockholders' equity                             (3,364,416)
                                                                    -----------
                                                                    $ 1,093,304
                                                                    ===========



   See accompanying footnotes to the unaudited condensed financial statements

                               COBRA VISION, INC.
                         CONDENSED STATEMENTS OF LOSSES
                                   (UNAUDITED)

                                                                   Three Months Ended
                                                                        March 31,
                                                                 ----------------------
                                                                   2002         2001
                                                                 ---------    ---------
REVENUES:
    Net sales                                                    $ 558,680    $ 387,245
    Cost of sales                                                  366,965      287,807
                                                                 ---------    ---------
          Gross Profit                                             191,715       99,438


OPERATING EXPENSES:
   Total Operating Expenses                                       (546,032)    (235,952)

                          LOSS FROM OPERATIONS                    (354,317)    (136,514)

   Interest (expense), net                                         (13,053)     (11,541)

                                                                 ---------    ---------

Net loss before income taxes                                      (367,370)    (148,055)

Income (taxes) benefit                                                  --           --
                                                                 ---------    ---------
                                  NET LOSS                       $(367,370)   $(148,055)
                                                                 =========    =========

Loss per common share (basic and diluted)                        $     (98)   $     (36)

Weighted average common shares outstanding (basic and diluted)       3,733        4,141

   See accompanying footnotes to the unaudited condensed financial statements

                               COBRA VISION, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                    Three Months Ended March 31,
                                                    ---------------------------
                                                          2002          2001
                                                       ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                 $(367,370)   $(148,055)
Adjustments to reconcile net loss to net cash used in
   operating activities:
Depreciation and amortization                                9,146           --
Miscellaneous income                                          (298)          --
INCREASE (DECREASE) IN CASH RESULTING FROM CHANGES IN:
Accounts receivable, net                                   133,329       34,541
Other receivables                                          (16,800)    (155,072)
Inventories, net                                           (91,649)      80,248
Accounts payable                                           290,834      (35,393)
Accrued liabilities                                        (10,573)      (1,644)
                                                         ---------    ---------
Net cash used in operating activities                      (53,381)    (225,375)
                                                         ---------    ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment                  (78,397)     (18,924)
                                                         ---------    ---------
Net cash used in investing activities                      (78,397)     (18,924)
                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayments of) shareholders' loans, net      99,500      (16,684)
Proceeds from (repayments of) Bank Line of Credit, net          --      205,300
                                                         ---------    ---------
Net cash provided by financing activities                   99,500      188,616
                                                         ---------    ---------

Net decrease in cash and cash equivalents                  (32,278)     (55,683)
   Cash and cash equivalents at beginning of period         75,822      136,848
                                                         ---------    ---------
   Cash and cash equivalents at end of period            $  43,544    $  81,165
                                                         =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for interest                $  13,053    $  11,541
   Cash paid during the year for income taxes                   --           --



   See accompanying footnotes to the unaudited condensed financial statements

                               COBRA VISION, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2002
                                   (UNAUDITED)

NOTE A - SUMMARY OF ACCOUNTING POLICIES

General
-------

The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Rule 310(b) of Regulation S-B, and therefore, do not include all the information necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ended December 31, 2002. The unaudited condensed financial statements should be read in conjunction with the financial statements and footnotes thereto included in the Company's SEC Form 8-K, as amended.

Business and Basis of Presentation
----------------------------------

Cobra Vision, Inc. (the "Company" or "Cobra Vision"), formerly J&G Publications, Inc., was incorporated on March 31, 1997 under the laws of the State of Georgia and is a distributor of ophthalmic polycarbonate lenses used in eyeglasses. In addition to lens sales and distribution, the Company also conducts operations in research and development, in casting and print coat sales, in photochromic lens distribution, and in licensing proprietary technologies relating to the ophthalmic field.

                               COBRA VISION, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2002
                                   (UNAUDITED)




NOTE B - SUBSEQUENT EVENTS

On April 10, 2002, NexGen Merger, Inc. ("NexGen Merger"), a Company formed under the laws of the State of Delaware and which owned 18.75 % of the Company's common stock, entered into a share redemption and debt restructure agreement with the Company's remaining shareholders. The Company agreed to issue two (2) non-interest bearing promissory notes aggregating $1,000,000 in exchange for $987,868 previously advanced to the Company by the shareholders and redeem the shareholders' 3,033 shares of the Company's common stock. As a result of the transaction, the Company became a wholly-owned subsidiary of NexGen Merger, Inc.


The terms of the promissory notes require the Company to pay the former shareholders $250,000 on September 1, 2002 and the balance of $750,000 to be paid in 24 equal consecutive monthly installments commencing on October 1, 2002 and maturing in September 2004. In addition, NexGen Merger has committed to release one of the shareholders as a guarantor on the Company's Bank Line of Credit (see Note E). In connection with this commitment, an entity, which is owned by NexGen Merger's President and Vice President, and NexGen Merger's Chief Executive Officer have pledged all of their shares of class B common stock of NexGen Vision, Inc. (which constitute the control block) as a guarantee that the outstanding balance of the Company's Bank Line of Credit guaranteed by the former shareholder is paid in full or the guarantee removed by August 1, 2002. If by that time, the guarantee has not been removed, the shareholder may exercise his rights to the pledged shares.


On April 22, 2002, Nexgen Merger completed an Agreement and Plan of Merger ("Merger") with Nexgen Vision, Inc. (formerly K-1 Builders, Inc., or "Nexgen Vision"), an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Nexgen Merger shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Nexgen Vision was $22,888. Since its inception in August 2000, and up until the date of the Merger, Nexgen Vision was an inactive corporation with no significant assets and liabilities and no material operations.

                             STEFANOU & COMPANY, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                  703-448-9200
                               703-448-3515 (fax)

                                                                Philadelphia, PA

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

The Board of Directors
FB Optical Manufacturing, Inc
Cumming, Georgia

We have audited the accompanying balance sheet of FB Optical Manufacturing, Inc. (FB Florida), a Florida corporation, as of June 30, 2001, and the related statements of loss, stockholders' equity and cash flows for the initial period March 6, 2001 to June 30, 2001. We have also audited the accompanying statements of operations and cash flows of FB Optical Manufacturing, Inc. (FB California), a California corporation, for the periods July 1, 2000 to March 5, 2001 and July 1, 1999 to June 30, 2000. FB California is FB Florida's predecessor. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FB Florida as of June 30, 2001, and the results of its and its predecessor's operations and cash flows for the initial period March 6, 2001 to June 30, 2001, the period July 1, 2000 to March 5, 2001, and the period July 1, 1999 to June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note K to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note K. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ STEFANOU & COMPANY, LLP
                                               ---------------------------
                                                 Stefanou & Company, LLP
                                               Certified Public Accountants
McLean, Virginia
June 14, 2002

                         FB OPTICAL MANUFACTURING, Inc.
                                  BALANCE SHEET
                                  JUNE 30, 2001



                                    ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                              $  22,846
    Accounts receivable                                                       31,465
    Inventory, net                                                            50,000
    Prepaid expenses and other current assets                                  3,470
                                                                           ---------
         Total current assets                                                107,781

Intangibles, net of accumulated amortization of $22,659 in 2001 (Note B)     317,222
Other non-current assets                                                       1,000
                                                                           ---------
                                                                           $ 426,003
                                                                           =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                       $  18,408
    Accrued liabilities (Note H)                                              20,972
    Advances from related parties (Note C)                                   153,430
                                                                           ---------
        Total current liabilities                                            192,810

Commitments and contingencies (Note I)                                            --

STOCKHOLDERS' EQUITY (Note E):
    Preferred stock, $.001 par value, 5,000,000 shares authorized, none
    issued and outstanding at June 30, 2001                                       --
    Common stock, $.001 par value; 45,000,000 shares authorized,
     3,000,000 shares issued and outstanding at June 30, 2001                  3,000
    Additional paid-in capital                                               299,970
    Accumulated deficit                                                      (69,777)
                                                                           ---------
       Total stockholders' equity                                            233,193
                                                                           ---------
                                                                           $ 426,003
                                                                           =========


                 See accompanying notes to financial statements

                         FB OPTICAl MANUFACTURING, Inc.
                              STATEMENTS OF LOSSES


                                             March 6, 2001 to     July 1, 2000 to       July 1, 1999 to
                                              June 30, 2001        March 5, 2001         June 30, 2000
                                             --------------       --------------        ---------------
REVENUES:
    Net sales                                  $  82,257             $  64,443             $ 146,982

    Cost of sales                                 25,417               113,744                42,064
                                               ---------             ---------             ---------
          Gross profit                            56,840               (49,301)              104,918


OPERATING EXPENSES:
   Selling, general and administrative           103,958               201,554               143,864
   Depreciation and amortization                  22,659                 1,694                 5,135
                                               ---------             ---------             ---------
           Total operating expenses             (126,617)             (203,248)             (148,999)

            LOSS FROM OPERATIONS                 (69,777)             (252,549)              (44,081)

   Interest (expense), net                            --                (6,607)              (13,869)
   Gain on sale of business                           --               339,881                    --
                                               ---------             ---------             ---------
           Total other income (expense)               --               333,274                    --

Net loss before income taxes                     (69,777)               80,725               (57,950)

Income (taxes) benefit                                --                    --                    --
                                               ---------             ---------             ---------
                  NET LOSS                     $ (69,777)            $  80,725             $ (57,950)
                                               =========             =========             =========

Loss per common share
(Basic and assuming dilution) (Note G)            $(0.02)

Weighted average shares outstanding            3,000,000


                 See accompanying notes to financial statements

                         FB OPTICAL MANUFACTURING, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD MARCH 7, 2001 THROUGH JUNE 30, 2001


                                                                                         Additional
                                    Preferred Stock               Common Stock             paid-in     Accumulated
                                 Shares         Amount         Shares       Amount         capital       deficit        Total
                              -----------    -----------    -----------   -----------    -----------    -----------   -----------

Balance at March 6, 2001               --    $        --             --   $        --   $        --    $        --   $        --

Issuance of common
stock to Founders for
services rendered                      --             --      2,970,000         2,970            --             --         2,970

Issuance of common
stock for asset purchase               --             --         30,000            30       299,970             --       300,000

Net loss                                                                                                   (69,777)      (69,777)
                              -----------    -----------    -----------   -----------   -----------    -----------   -----------
Balance at June 30, 2001      $        --    $        --      3,000,000    $     3,000   $   299,970   $   (69,777)   $   233,193
                              ===========    ===========    ===========   ===========   ===========    ===========   ===========




                 See accompanying notes to financial statements

                         FB OPTICAL MANUFACTURING, Inc.
                            STATEMENTS OF CASH FLOWS


                                                      March 6, 2001 to      July 1, 2000 to     July 1, 1999 to
                                                      -----------------     ----------------    ---------------
                                                        June 30, 2001        March 5, 2001        June 30, 2000
                                                        -------------        -------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                     $ (69,777)          $  80,725           $ (57,950)
Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation and amortization                                   22,659               1,694               5,135
Impairment of fixed assets                                       2,262                  --
Gain on sale                                                        --            (339,881)                 --
INCREASE (DECREASE) IN CASH RESULTING FROM CHANGES
IN:
Accounts receivable, net                                       (24,470)             (1,591)             28,812
Prepaid expenses and other current assets                         (200)                706              (1,007)
Accounts payable                                               (10,382)            (55,524)             20,699
Accrued liabilities                                              7,276             (40,168)             93,335
                                                             ---------           ---------           ---------
Net cash (used in) provided by operating activities            (72,632)           (354,039)             89,024
                                                             ---------           ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities                               --                  --                  --

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds (repayments) of  note payables                             --             335,004            (122,042)
Proceeds of shareholder's loan                                  93,440                  --              49,192
                                                             ---------           ---------           ---------
Net cash provided by (used in) financing activities             93,440             335,004             (72,850)
                                                             ---------           ---------           ---------
Net increase (decrease) in cash and cash
equivalents                                                     20,808             (19,035)             16,174
   Cash and cash equivalents at beginning of period              2,038              21,073               4,899
                                                             ---------           ---------           ---------
   Cash and cash equivalents at end of period                $  22,846           $   2,038           $  21,073
                                                             =========           =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for interest                    $      --           $   6,607           $  13,869
   Cash paid during the year for income taxes                       --                  --                  --
Common stock issued in exchange for acquisitions               300,000

Acquisition :
    Assets acquired, net                                        62,595
    Goodwill and other intangible assets, net                  339,881
     Liabilities assumed, net                                 (102,476)
    Common stock issued                                       (300,000)
                                                             ---------
     Net cash paid for acquisition                           $      --
                                                             =========


                 See accompanying notes to financial statements

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

FB Optical Manufacturing, Inc. (the "Company", or "FB Florida"), formerly Cannber Consulting, Inc., was incorporated on December 6, 2000 under the laws of the State of Florida. The Company purchased the assets of FB Optical Manufacturing, Inc. ("FB California"), a California corporation, on March 6, 2001 and changed its name to FB Optical Manufacturing, Inc. on August 16, 2001. Prior to March 6, 2001, the Company had no operations. FB California is considered to be the Company's predecessor. The statement of operations and cash flows for the periods July 1, 2000 to March 5, 2001 and July 1, 1999 to June 30, 2000 are those of FB California.

The Company refurbishes used optical equipment for resale to customers in the United States and developing markets located outside the United States.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results may differ from those estimates.

Going Concern
-------------

The financial statements have been prepared on a going concern basis, and do not reflect any adjustments related to the uncertainty surrounding the Company's recurring losses or accumulated deficit. See Note K to the financial statements.

Liquidity
---------

As reflected in the accompanying financial statements, the Company incurred net losses of $69,777 and $57,950 for the periods March 6, 2001 to June 30, 2001 and July 1, 1999 to June 30, 2000, respectively, and has an accumulated deficit of $69,777 as of June 30, 2001. In addition, the Company's current liabilities exceeded its current assets by $85,029 as of June 30, 2001. Consequently, its operations are subject to all risks inherent in the establishment of a new business enterprise.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Revenue Recognition
-------------------

The Company recognizes sales when optical production equipment are shipped. Sales returns are recognized at the time of return and sales discounts are recognized at the time of shipment.

Acquisitions
------------

The Company has accounted for its business acquisitions using the purchase method of accounting. Under this method, the costs of the acquisition are allocated to the assets acquired and liabilities assumed based upon respective fair values (See Note D).

Income Taxes
------------

Deferred income taxes are provided using the asset and liability method for financial reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are recognized for temporary differences between the tax bases of assets and liabilities and their carrying values for financial reporting purposes, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Inventories
-----------

Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value) and comprised of finished goods and related parts.

Long-Lived Assets
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of applicable government mandated insurance limit. Concentrations of credit risk with respect to trade receivables are limited to the large number of customers comprising the Company's customer base. The Company's customers are concentrated primarily in the lens industry and it periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $0 at June 30, 2001.

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value of certain financial instruments. The carrying value of cash and cash equivalents, accounts receivable, accounts payable and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments.

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses as incurred. For the periods ended June 30, 2001, March 5, 2001, and June 30, 2000, advertising costs were not material to the statement of operations.

Goodwill and Other Intangibles
------------------------------

Goodwill represents the excess of the aggregate purchase price over the fair value of net assets acquired and is being amortized on a straight-line basis over a period not exceeding 5 years. The Company reviews impairment of goodwill whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future undiscounted cash flows of the businesses acquired. Should impairment be identified, a loss would be reported to the extent that the carrying value of the related goodwill exceeds the fair value of that goodwill based upon the expected discounted future cash flows. Through June 30, 2001, no impairment has occurred.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

The Company is required to adopt SFAS 141 and 142 on a prospective basis as of January 1, 2002. As a result of implementing these new standards, goodwill will continue to be recognized as an asset, but will not be amortized as previously required by APB Opinion No. 17, "Intangible Assets." Instead, goodwill will be subject to periodic (at least annual) tests for impairment and recognition of impairment losses in the future will be based on a new methodology for measuring impairments prescribed by these pronouncements.

Stock Based Compensation
------------------------

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the pro forma disclosure requirements.

Pension Plans and Other Post Employment Benefits
------------------------------------------------

Statement of Financial Accounting Standards No. 132 ("SFAS 132"), "Employer's Disclosures about Pension and Other Post Employment Benefits," establishes disclosure requirements regarding pension and post employment obligations. SFAS 132 does not affect the Company as of June 30, 2001 and 2000.

Net Income (Loss) Per Share
---------------------------

The Company computes net income (loss) per share in accordance with Statement of Financial Accounting Standard ("SFAS") No. 128, "Earnings Per Share." Under the provisions of SFAS 128, basic net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and dilutive potential common shares outstanding during the period. As the Company had net losses during the periods presented, basic and diluted net income (loss) per share are the same.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company adopted SFAS 130 during the year ended June 30, 2000 and has no items of comprehensive income to report.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the year ended December 31, 1999. SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

Reclassifications
-----------------

Certain reclassifications have been made in prior years' financial statements to conform to classifications used in the current year.

Recent Accounting Pronouncements
--------------------------------

In March 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25." FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock options or awards, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141 ("FAS 141"), "Business Combinations" and Statement of Financial Accounting Standards No. 142 ("FAS 142"), "Goodwill and Other Intangible Assets." FAS 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. FAS 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangibles subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt FAS 141 and FAS 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. The Company does not believe that the adoption of FAS 141 or 142 will have a material impact on its consolidated financial statements.

In October 2001, the Financial Accounting Standards Board issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("FAS 121") and related literature and establishes a single accounting model, based on the framework established in FAS 121, for long-lived assets to be disposed of by sale. The Company is required to adopt FAS 144 no later than January 1, 2002. The Company does not believe that the adoption of FAS 144 will have a material impact on its consolidated financial statements.

NOTE B - INTANGIBLE ASSETS

The costs and accumulated amortization of intangible assets at June 30, 2001 are summarized as follows:


  Goodwill, trademark  and other intangibles                     $   339,881
  Less:  accumulated amortization                                    (22,659)
                                                                 -----------
  Intangible assets, net                                         $   317,222
                                                                 ===========

Amortization expense included as a charge to income amounted to $22,659 for the period ended June 30, 2001.

NOTE C - ADVANCES FROM RELATED PARTIES

Advances from related parties at June 30, 2001 are as follows:

                                                                          2001
     Series of advances unsecured and payable on demand to Company
     officer, accrues interest at 0% per annum (see Note J)           $ 153,430
                                                                      =========

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE D - ACQUISITION

On March 6, 2001, the Company acquired the assets and liabilities, excluding the real property and mortgage, of FB California, a corporation in the business of optical equipment resale, in exchange for 30,000 shares of the Company's common stock. Under the terms of the purchase agreement, the shares of common stock issued were valued at $300,000. As of June 30, 2001, the excess cost of $339,881 over the Company's share of the FB Optical net liabilities at the acquisition date has been recorded as goodwill and will be allocated to identified intangibles and other assets acquired and liabilities assumed. This goodwill is being amortized on a straight-line basis over 5 years.

Included in the purchase transaction were furniture and fixtures with a net book value of $2,262 that the Company subsequently recognized as an impairment charge to current period operations.

The purchase agreement included an option for the Company to purchase the real property, which consists of land and building, in exchange for the payment of FB California's mortgage debt in the amount of $99,000. As of June 30, 2001, the Company has not exercised this option.

The total purchase price and carrying value of the net assets acquired of FB California were as follows:

        Assets acquired                                            $   62,595
        Goodwill and other intangibles                                339,881
        Liabilities assumed                                          (102,476)
                                                                  -----------
        Total                                                     $   300,000
                                                                  ===========


The Company has recorded the carryover basis of the net assets acquired, which did not differ materially from their fair value. The results of operations subsequent to the date of acquisition are included in the Company's statement of losses.

NOTE E - CAPITAL STOCK

The Company is authorized to issue 45,000,000 shares of common stock with a par value of $.001 per share. Each share of common stock entitles the holder to one vote on all matters. As of June 30, 2001 the Company has issued and outstanding 3,000,000 shares of common stock. The Company is also authorized to issue 5,000,000 shares of preferred stock with a par value of $.001 per share. There are no preferred shares outstanding at June 30, 2001.

In 2001, the Company issued 2,970,000 shares of common stock to the founder in exchange for services. The Company valued the shares at $.001 per share, which approximated the fair value at the time the services were rendered. The compensation cost of $2,970 was charged to income during the year ended June 30, 2001.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE E - CAPITAL STOCK (continued)

In 2001, the Company issued 30,000 shares of common stock valued at $300,000 in connection with the Company's purchase of the business of FB California (see Note D).


NOTE F - INCOME TAXES

Financial Accounting Standard No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At June 30, 2001, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $12,944, expiring the year 2021, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.

Components of deferred tax assets as of June 30, 2001 are as follows:

                Non current:
                Net operating loss carryforward                      $  12,944
                Valuation allowance                                    (12,944)
                                                                     ---------
                Net deferred tax asset                               $       -
                                                                     =========

NOTE G - LOSSES PER COMMON SHARE

The following table presents the computation of basic and diluted loss per share:

                                                                March 6,2001 to
                                                                 June 30, 2001
                                                                ---------------

        Net loss available for common shareholders                  $(69,777)
                                                                    =========
        Basic and fully diluted loss per share                        ($0.02)
                                                                    =========
        Weighted average common shares outstanding                  3,000,000
                                                                    =========

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000



NOTE H - ACCRUED LIABILITIES

Accrued liabilities at June 30, 2001 are as follows:

                                                                       2001
                                                                       ----
        Accrued benefits                                            $  7,002
        Payroll tax liability                                         13,870
        Other                                                            100
                                                                    --------
        Total                                                       $ 20,972
                                                                    ========

NOTE I - COMMITMENTS AND CONTINGENCIES

Litigation
----------

The Company is subject to legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE J - RELATED PARTY TRANSACTIONS

During the period November 24, 2000 through June 30, 2001, the Company's officer advanced funds to the Company for working capital purposes in the amount of $153,430. Prior to the Company's purchase of FB California, the Company's officer advanced funds to FB California in the amount of $59,990 through March 6, 2001. In addition to the issuance of 30,000 shares of the Company's common stock for the purchase of FB California, the Company agreed to assume the payable of $59,990 due the Company's officer along with FB California's other liabilities. As of June 30, 2001 the amount due the Company's officer is $153,430 (Note C). A formal promissory note was executed in November 2001.

The Company is currently operating in the building owned by the former owners of FB California and is not paying rent. However, the Company has been paying the 7 percent interest on the mortgage securing the real property. No formal terms or arrangements exist. The Company charged approximately $ 2,300 to operations during the period March 6, 2001 through June 30, 2001 representing payments made to the mortgage holder.

                         FB OPTICAL MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2001 and 2000


NOTE K - GOING CONCERN MATTERS

As reflected in the accompanying financial statements, the Company incurred net losses of $69,777 and $57,950 for the period March 6, 2001 to June 30, 2001 and July 1, 1999 to June 30, 2000, respectively, and has an accumulated deficit of $69,777 as of June 30, 2001. In addition, the Company has had negative cash flow from operating activities since inception. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

NOTE L - SUBSEQUENT EVENTS

On November 1, 2001, NexGen Merger, Inc. ("NexGen Merger"), formerly NexGen Vision, Inc., incorporated on October 2001 under the laws of the State of Delaware, acquired 99 percent of the Company's issued and outstanding shares of common stock. The Company's shareholders exchanged 2,970,000 shares of their common stock in exchange for 3,957,500 shares of class A common stock of NexGen Merger with a par value of $.001 per share.

As result of the acquisition, the Company became a majority-owned subsidiary of NexGen Merger.

On April 22, 2002, Nexgen Merger completed an Agreement and Plan of Merger ("Merger") with Nexgen Vision, Inc. (formerly K-1 Builders, Inc., or "Nexgen"), an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Nexgen Merger shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Nexgen was $22,888. Since its inception in August 2000, and up until the date of the Merger, Nexgen was an inactive corporation with no significant assets and liabilities and no material operations.

                               NEXGEN MERGER, INC.
                    (FORMERLY FB OPTICAL MANUFACTURING, Inc.)
                             CONDENSED BALANCE SHEET



                                                                March 31, 2002
                                                                --------------
                                 ASSETS                            Unaudited

 Total current assets                                                183,455
 Total other assets                                                  213,161
                                                                   ---------
                                                                   $ 396,616


               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

Total current liabilities                                            411,551

Total deficiency in stockholders' equity                             (14,935)
                                                                   ---------
                                                                   $ 396,616



   See accompanying footnotes to the unaudited condensed financial statements

                               NEXGEN MERGER, INC.
                    (FORMERLY FB OPTICAL MANUFACTURING, Inc.)
                         CONDENSED STATEMENTS OF LOSSES
                                   (UNAUDITED)

                                                           Three Months Ended         Nine Months   March 6, 2001 to   July 1, 2000
                                                      --------------------------     --------------  ---------------   -------------
                                                              March 31,              Ended March 31,    March 31,       to March 5,
                                                      ---------        ---------       ---------        ---------        ---------
                                                         2002            2001              2002             2001            2001
                                                      ---------        ---------        ---------        ---------        ---------
REVENUES:
    Net sales                                         $  63,438        $  19,133        $  73,194        $  19,881        $  64,443
    Cost of sales                                         8,322            3,505           25,718            3,218          113,744
                                                      ---------        ---------        ---------        ---------        ---------
          Gross profit                                   55,116           15,628           47,476           16,663          (49,301)


OPERATING EXPENSES:
           Total operating expenses                      90,499          149,382          219,519           26,701          203,248

         LOSS FROM OPERATIONS                           (35,383)        (133,754)        (172,043)         (10,038)        (252,549)

   Interest income (expense), net                         2,693               --           (8,660)              --           (6,607)
   Other income (expense), net                               --               --            7,739               --          339,881
                                                      ---------        ---------        ---------        ---------        ---------

Net income (loss) before income taxes
                                                        (32,690)        (133,754)        (172,964)         (10,038)          80,725

Income (taxes) benefit                                       --               --               --               --               --
                                                      ---------        ---------        ---------        ---------        ---------
          NET INCOME (LOSS)                           $ (32,690)       $(133,754)       $(172,964)       $ (10,038)       $  80,725
                                                      =========        =========        =========        =========        =========


   See accompanying footnotes to the unaudited condensed financial statements

                               NEXGEN MERGER, INC.
                    (FORMERLY FB OPTICAL MANUFACTURING, Inc.)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                      Nine Months Ended       March 6, 2001 to     July 1, 2000 to
                                                      ------------------      -----------------    ---------------
                                                        March 31, 2002         March 31, 2001        March 5, 2001
                                                        --------------         --------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                    $(172,964)          $ (10,038)          $  80,725
Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation and amortization                                  33,988                  --               1,694
Gain on sale of business                                           --                  --            (339,881)
INCREASE (DECREASE) IN CASH RESULTING FROM CHANGES
IN:
Accounts receivable, net                                       18,379             (16,421)             (1,591)
Prepaid expenses and other current assets                     (96,905)                 --                 706
Accounts payable and accrued liabilities                       83,394               6,099             (95,692)
                                                            ---------           ---------           ---------
Net cash used in operating activities                        (134,108)            (20,360)           (354,039)
                                                            ---------           ---------           ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities                              --                  --                  --

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common stock subscribed                         112,500                  --                  --
Proceeds from note payables, net                                   --                  --             335,004
Proceeds from shareholders' loans, net                         18,756              14,870                  --
                                                            ---------           ---------           ---------
Net cash provided by financing activities                     131,256              14,870             335,004
                                                            ---------           ---------           ---------


Net decrease in cash and cash equivalents                      (2,852)             (5,490)            (19,035)
  Cash and cash equivalents at beginning of period             22,846               2,038              21,073
                                                            ---------           ---------           ---------
  Cash and cash equivalents at end of period                $  19,994           $  (3,452)          $   2,038
                                                            =========           =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for interest                   $   8,660           $      --           $   6,607
   Cash paid during the year for income taxes                      --                  --                  --
   Common stock issued in exchange for acquisitions
                                                                3,958             300,000                  --
Acquisition :
    Assets acquired, net                                       90,579              62,595                  --
    Goodwill and other intangible assets, net                      --             339,881                  --
    Liabilities assumed, net                                  (48,063)           (102,476)                 --
    Common stock issued                                        (3,958)           (300,000)                 --
    Additional paid-in capital                                (38,558)                 --                  --
                                                            ---------           ---------           ---------
    Net cash paid for acquisition                           $      --           $      --           $      --
                                                            =========           =========           =========


   See accompanying footnotes to the unaudited condensed financial statements

                               NEXGEN MERGER, INC.
                    (FORMERLY FB OPTICAL MANUFACTURING, Inc.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2002
                                   (UNAUDITED)

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

NexGen Merger, Inc. (formerly, NexGen Vision, Inc., or the "Company"), was incorporated on October 18, 2001 under the laws of the State of Delaware, and is the successor to FB Optical Manufacturing, Inc. ("FB Florida"), formerly Cannber Consulting, Inc. The Company purchased the assets of FB Optical Manufacturing, Inc. ("FB California"), a California corporation, on March 6, 2001 and changed its name to FB Optical Manufacturing, Inc. on August 16, 2001. Prior to March 6, 2001, the Company had no operations. FB California is considered to be the Company's predecessor. The statement of operations and cash flows for the periods July 1, 2000 to March 5, 2001 and July 1, 1999 to June 30, 2000 are those of FB California.

The Company refurbishes used optical equipment for resale to customers in the United States and developing markets located outside the United States.

NOTE B - ACQUISITION

On November 1, 2001, the Company acquired 99 percent of FB Florida. The Company issued 3,957,500 shares of the Company's class A common stock with a par value of $.001 per share in exchange for 2,970,000 shares of FB Florida's issued and outstanding common stock. Additionally, the Company agreed to assume FB Florida's loan due to an officer of FB Florida in the amount of $152,949. The total cost of the acquisition is valued at $3,958, the par value of the Company's class A common stock. The Company has recorded the carryover basis of the net assets acquired, which did not differ materially from their fair value. The results of operations subsequent to the date of acquisition are included in the Company's consolidated statement of losses. The transaction was accounted for using the purchase method of accounting.

                               NEXGEN MERGER, INC.
                    (FORMERLY FB OPTICAL MANUFACTURING, Inc.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2002
                                   (UNAUDITED)



NOTE B - ACQUISITION (continued)

The total purchase price and carrying value of the net assets acquired of FB Florida were as follows:

        Assets acquired                                         $   90,579
        Liabilities assumed                                       (48,063)
        Additional paid-in capital                                (38,558)
                                                                ----------
        Total                                                   $   3,958
                                                                ==========


The Company valued the common stock issued to the shareholders of FB Florida at $.001 per share, which approximated the fair value of the Company's common stock at the date of acquisition. The Company has recorded the carryover basis of the net assets acquired, which did not differ materially from their fair value and its operating results have been included in the Company's consolidated financial statements since the date of purchase.

NOTE C - CAPITAL STOCK

The Company is authorized to issue 45,000,000 shares of common stock with a par value of $.001 per share. As of March 31, 2002 the Company has issued and outstanding 6,970,000 shares of class A common stock. The Company is also authorized to issue 5,000,000 shares of preferred stock with a par value of $.001 per share. There are no preferred shares outstanding at March 31, 2002.

In March 2002, the Company sold a subscription of 75,000 shares (2.5 units) of class A common stock in exchange for $112,500. Each unit is comprised of 30,000 shares of Class A common stock with a par value of $.001 per share and 30,000 redeemable warrants. Each warrant can be redeemed for one share of common stock for $3.00 per share. Each unit costs $45,000.

NOTE D- SUBSEQUENT EVENTS

On April 22, 2002, the Company completed an Agreement and Plan of Merger ("Merger") with Nexgen Vision, Inc. (formerly K-1 Builders, Inc., or "Nexgen"), an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, the Company shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Nexgen was $22,888. Since its inception in August 2000, and up until the date of the Merger, Nexgen was an inactive corporation with no significant assets and liabilities and no material operations.

               Unaudited Pro Forma Condensed Financial Information

On April 22, 2002, Nexgen Merger, Inc. ("Nexgen Merger ") completed an Agreement and Plan of Merger ("Merger") with Nexgen Vision, Inc. (formerly K-1 Builders, Inc., or "Nexgen"), an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Nexgen Merger shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Nexgen was $22,888. Since its inception in August, 2000, and up until the date of the Merger, Nexgen was an inactive corporation with no significant assets and liabilities and no material operations.

Nexgen Merger includes the accounts of its wholly owned subsidiary, Cobra Vision, Inc. ("Cobra Vision"), and majority owned subsidiary, FB Optical, Inc. ("FB"). Cobra Vision is engaged in the business of distributing ophthalmic lenses for eyewear, and in licensing proprietary technologies relating to the ophthalmic field. FB is engaged in the business of refurbishing optical equipment for resale to developing markets located outside the United States.

The Proforma Unaudited Financial Statements have been prepared by management of Nexgen Merger in order to present consolidated financial position and results of operations of Nexgen and Nexgen Merger as if the acquisition had occurred as of March 31, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of Nexgen, as if the transaction had taken place at January 1, 2001 for the pro forma condensed consolidated statements of losses for the year ended December 31, 2001 and as of January 1, 2002 for the three month period ended March 31, 2002.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Nexgen Merger (including notes thereto) included in this Form.

Effective with the Merger, all previously outstanding common stock, preferred stock, options and warrants owned by Nexgen Merger stockholders were exchanged for an aggregate of 7,700,000 shares of Nexgen Class B common stock. The value of the stock that was issued was the historical cost of Nexgen's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, Nexgen is the acquiring entity.

                               NEXGEN VISION, INC.
                          (FORMERLY K-1 BUILDERS, INC.)
                 CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                                 MARCH 31, 2002

                                     ASSETS

                                                 Nexgen
                                                 Vision        NexGen
                                               (Formerly       Merger
                                                  K-1        (formerly                        Pro Forma          Pro Forma
                                                Builders)    FB Optical)    CobraVision      Adjustments        Consolidated
                                              -----------    -----------    -----------      ------------       ------------
Current assets:

      Cash and equivalents                    $       462    $    19,994    $    43,544                           $    64,000
      Accounts receivable, net                         --         13,086        119,754                               132,840
      Other receivables                                --        100,375         68,300                               168,675
      Inventory, net                                   --         50,000        674,411                               724,411
                                              -----------    -----------    -----------                           -----------
 Total current assets                                 462        183,455        906,009                             1,089,926

Property, plant, and equipment, net                 4,726             --        184,979                               189,705
Intangibles, net                                       --        118,961          2,316                               121,277
Investment                                             --         93,200             --                                93,200
Other non-current assets                           20,000          1,000             --                                21,000
                                              -----------    -----------    -----------                           -----------
Total non-current assets                               --        213,161        187,295                               425,182
                                              -----------    -----------    -----------                           -----------
                                              $    25,188    $   396,616    $ 1,093,304                           $ 1,515,108
                                              ===========    ===========    ===========                           ===========


               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

 Current Liabilities:
      Accounts payable and accrued expenses            --        101,802      2,810,124                             2,911,926
      Related party payable                            --         64,800      1,097,596                             1,162,396
      Note payable                                     --        244,949        550,000                               794,949
                                              -----------    -----------    -----------                           -----------
  Total current liabilities                            --        411,551      4,457,720                             4,869,271

 Stockholders' equity:
      Common Stock                                     --             --        253,017        (253,017)  (2)              --
                                                                                                 (7,046)  (2)
      Class A Common Stock                          3,450          7,046             --          (1,150)  (3)           2,300
      Class B Common Stock                             --             --             --           7,700   (1)           7,700
                                                                                                358,704   (2)
                                                                                                (50,000)  (2)
                                                                                               (150,983)  (2)
      Additional paid-in-capital                  146,968        150,983         50,000           1,150   (3)         506,822

                                                                                                125,230   (2)
                                                                                                (22,888)  (2)
        Deficiency in retained earnings          (125,230)      (172,964     (3,667,433)         (7,700)  (1)      (3,870,985)
                                              -----------    -----------    -----------                           -----------
Total stockholders' equity (deficit)               25,188        (14,935)    (3,364,416)                           (3,354,163)
                                              -----------    -----------    -----------                           -----------
                                              $    25,188    $   396,616    $ 1,093,304                           $ 1,515,108
                                              ===========    ===========    ===========                           ===========


          See accompanying notes to the proforma unaudited consolidated financial statements

                               NEXGEN VISION, INC.
                          (FORMERLY K-1 BUILDERS, INC.)
              CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                 Nexgen
                                                 Vision        NexGen
                                               (Formerly       Merger
                                                  K-1        (formerly                        Pro Forma          Pro Forma
                                                Builders)    FB Optical)    CobraVision      Adjustments        Consolidated
                                              -----------    -----------    -----------      ------------       ------------
Revenues:
   Net sales                                  $        --   $     63,438    $   558,680                           $   622,118
   Cost of sales                                       --          8,322        366,965                               375,287
                                              -----------    -----------    -----------                           -----------
     Gross profit                                      --         55,116        191,715                               246,831
Operating expenses:
                                                                                                  7,700 (1)
     Selling, general and                             305         90,499        546,032          22,888 (2)           667,424
                                              -----------    -----------    -----------                           -----------
administrative
Operating expense                                     305         90,499        546,032                               667,424
Interest income (expense), net                         --          2,693        (13,053)                              (10,360)
                                              -----------    -----------    -----------                           -----------
Net loss before taxes                                (305)       (32,690)      (367,370)                             (430,953)
Provision for income taxes                             --             --             --                                    --
                                              -----------    -----------    -----------                           -----------
Net loss                                      $      (305)   $   (32,690)   $  (367,370)                          $  (430,953)
                                              ===========    ===========    ===========                           ===========

Loss per common share                         $     (0.02)   $     (0.00)   $       (98)                          $     (0.04)
                                              ===========    ===========    ===========                           ===========
(basic and assuming dilution)

Weighted average shares outstanding
     Basic and diluted                             15,250      6,818,758          3,733                            10,000,000


                                                                             -
 See accompanying notes to proforma unaudited consolidated financial statements

                               NEXGEN VISION, INC.
                          (FORMERLY K-1 BUILDERS, INC.)
              CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                 Nexgen
                                                 Vision        NexGen
                                               (Formerly       Merger
                                                  K-1        (formerly                        Pro Forma          Pro Forma
                                                Builders)    FB Optical)    CobraVision      Adjustments        Consolidated
                                              -----------    -----------    -----------      ------------       ------------
Revenues:
  Net sales                                   $        --    $   146,700    $ 2,256,531                           $ 2,403,231
   Cost of sales                                       --        139,161      2,047,014                             2,186,175
                                              -----------    -----------    -----------                           -----------
     Gross profit                                      --          7,539        209,517                               217,056

Operating expenses:
                                                                                                  7,700 (1)
 Selling, general and administrative               74,737        329,865      1,906,606          22,888 (2)         2,341,796
                                              -----------    -----------    -----------                           -----------
Total Operating expenses                           74,737        329,865      1,906,606                             2,341,796
                                              -----------    -----------    -----------                           -----------
Loss from operations                              (74,737)      (322,326)    (1,697,089)                           (2,124,740)
Interest income (expense), net                         --        333,274        (57,454)                              275,820
                                              -----------    -----------    -----------                           -----------
Net (loss) income before taxes                    (74,737)        10,948     (1,754,543)                           (1,848,920)

Provision for income taxes                             --             --
                                              -----------    -----------    -----------                           -----------
Net loss                                      $   (74,737)   $   (10,948)   $(1,754,543)                          $(1,848,920)
                                              ===========    ===========    ===========                           ===========

Loss per common share
(basic and assuming dilution)                 $     (0.04)   $     (0.00)   $      (440)                          $     (0.18)
                                              ===========    ===========    ===========                           ===========

Weighted average shares outstanding

     Basic and diluted                          1,868,425      3,000,000          3,988                            10,000,000



 See accompanying notes to proforma unaudited consolidated financial statements

                               NEXGEN VISION, INC.
                          (FORMERLY K-1 BUILDERS, INC.)
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS



Unaudited Pro Forma Condensed Financial Information

The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of Nexgen Vision, Inc. (formerly K-1 Builders, Inc.) and Cobra Vision, Inc. and FB Optical, Inc. as if the acquisition had occurred as of March 31, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of Nexgen Vision, as if the transaction had taken place at January 1, 2001 for the pro forma condensed consolidated statements of losses for the year ended December 31, 2001 and as of January 1, 2002 for the three month period ended March 31, 2002.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of March 31, 2002 and the pro forma condensed consolidated statements of income for the three month period ended March 31, 2002 and for the year ended December 31, 2001.


(1) To record the issuance of 7,700,000 shares of issued and outstanding Nexgen Vision Class B common stock in exchange for 7,700,000 shares of issued and outstanding shares of Nexgen Merger common stock.

(2) To record the acquisition of Nexgen Vision for stock. The significant components of this transaction are:

          Common stock retained by Nexgen Vision shareholders         $   2,300
          Excess of assets acquired over liabilities assumed            (25,188)
                                                                      ---------
          Total consideration received                                $ (22,888)
                                                                      =========

 The excess consideration received has been accounted for as additional paid in capital.


(3) To record the cancellation of 1,150,000 shares of Nexgen Vision common stock.